                                                               Annual Report
[Logo]                                                         for year Ended
INVESTMENT MANAGEMENT                                          December 31, 1996



MFS(R) RESEARCH SERIES
A Series of MFS(R) Variable Insurance  Trust



[Graphic Omitted]

MFS(R) RESEARCH SERIES

A Series of MFS(R) Variable Insurance  Trust

TRUSTEES                               INVESTMENT ADVISER
A. Keith Brodkin*                      Massachusetts Financial Services Company
Chairman and President                 500 Boylston Street
                                       Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises           DISTRIBUTOR
(diversified holding company)          MFS Fund Distributors, Inc.
                                       500 Boylston Street
William R. Gutow                       Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management       SHAREHOLDER SERVICE CENTER
 Company                               MFS Service Center, Inc.
(Blockbuster Video Franchise)          P.O. Box 1400
                                       Boston, MA 02107-9906
DIRECTOR OF RESEARCH
Kevin R. Parke*                        For additional information,
                                       contact your financial adviser.
TREASURER
W. Thomas London*                      CUSTODIAN
                                       Investors Bank & Trust Company
ASSISTANT TREASURER
James O. Yost*                         AUDITORS
                                       Deloitte & Touche LLP
SECRETARY
Stephen E. Cavan*                      WORLD WIDE WEB
                                       www.mfs.com
ASSISTANT SECRETARY
James R. Bordewick, Jr.*





*Affiliated with the Investment Adviser

Dear Contract Owner:

The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks as if U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms, which should continue to provide more opportunities for development and trade.

     After more than six years of expansion, the U.S. economy appears headed toward another year of at least moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing levels of holiday sales. Also, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

     We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

     In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Chairman Alan Greenspan late in 1996 created some uncertainty over the Federal Reserve Board's next move. We expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

     Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

     Comments from the Director of Research are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin                    /s/ Kevin R. Parke
    A. Keith Brodkin                        Kevin R. Parke
    Chairman and President                  Director of Research

January 16, 1997

A Committee of MFS Research Analysts is responsible for the day-to-day management of the Series under the general supervision of Mr. Parke.

MFS RESEARCH SERIES

For the year ended December 31, 1996, the Series provided a total return of 22.33% (including the reinvestment of distributions). This compares to a return of 22.64% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, for the same period.

     The Series remains overweighted compared to the S&P 500 in several sectors including technology, industrial goods and services, consumer staples, and business services. Relatively neutral weightings to the S&P 500 include financial services, health care, retailing, and leisure. The Series continues to be underweighted in energy and in utilities and communications.

     Within the technology sector, there were several stocks which contributed to the Series' performance over the past 12 months. Software companies including Microsoft, Compuware, BMC Software, and Cisco Systems have established solid competitive standings within their industry which has led to successful stock performance.

     Several companies within the financial services sector have also performed well during the past year. Life insurance companies such as Conseco, Allstate, and ITT Hartford have implemented several cost-savings initiatives which contributed to recent earnings. Additionally, several banks benefited from the consolidation in the industry. Both Chase Manhattan and BankBoston proved that a successful merger or acquisition, coupled with a strong management team, can contribute to earnings much sooner than anticipated.

     While the Series was underweighted in both energy and in utilities and communications, three companies provided strong returns over the past year. Newfield Exploration and PanEnergy Corporation proved to have been excellent additions. Meanwhile, MCI Communications appreciated following the announcement of a planned acquisition by British Telecommunications PLC.

DIVIDENDS-RECEIVED DEDUCTION

The MFS Research Series has designated $42,311 as a long-term capital gain.

     For the year ended December 31, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 20.77%.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Research Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from August 1, 1995 through December 31, 1996)

                          MFS               S&P 500         Consumer Price
                    Research Series    Composite Index        Index - U.S.
                    ---------------    ---------------      --------------
         8/95          10000.0             10000.0              10000.0
        12/95          11062.0             11063.0              10059.0
         3/96          11702.0             11659.0              10198.0
         6/96          12403.0             12177.0              10272.0
         9/96          12880.0             12548.0              10348.0
        12/96          13532.0             13591.0              10420.0

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1996
                                                       1 Year             Life+
-------------------------------------------------------------------------------
MFS Research Series                                   +22.33%          +23.46%
-------------------------------------------------------------------------------
Standard & Poor's 500++                               +22.64%          +26.72%
-------------------------------------------------------------------------------
Consumer Price Index*++                               + 3.56%          + 2.91%
-------------------------------------------------------------------------------
 +For the period from the commencement of investment operations, July 26, 1995 to December 31, 1996.
 *The Consumer Price Index is a popular measure of change in prices.
++Source: CDA/Wiesenberger.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996

Stocks - 94.2%
-----------------------------------------------------------------------------
Issuer                                                    Shares        Value
-----------------------------------------------------------------------------
U.S. Stocks - 85.6%
  Aerospace - 6.2%
    General Dynamics Corp.                                 3,700  $   260,850
    Lockheed-Martin Corp.                                  5,400      494,100
    McDonnell Douglas Corp.                               12,000      768,000
    United Technologies Corp.                             10,200      673,200
                                                                  -----------
                                                                  $ 2,196,150
-----------------------------------------------------------------------------
  Agricultural Products - 1.6%
    Case Corp.                                            10,300  $   561,350
-----------------------------------------------------------------------------
  Apparel and Textiles - 0.7%
    Nike, Inc., "B"                                        2,500  $   149,375
    Reebok International Ltd.                              2,400      100,800
                                                                  -----------
                                                                  $   250,175
-----------------------------------------------------------------------------
  Automotive - 0.4%
    Goodrich (B.F.) Co.                                    3,700  $   149,850
-------------------------------------------------------------------------------
  Banks and Credit Companies - 3.5%
    Bank of Boston Corp.                                   4,140  $   265,995
    Chase Manhattan Corp.                                  5,732      511,581
    Compass Bancshares, Inc.                               1,300       51,675
    Crestar Financial Corp.                                2,300      171,063
    Fleet Financial Group, Inc.                            4,800      239,400
                                                                  -----------
                                                                  $ 1,239,714
-----------------------------------------------------------------------------
  Building - 0.6%
    Newport News Shipbuilding, Inc.*                      14,900  $   223,500
-----------------------------------------------------------------------------
  Business Machines - 0.9%
    Affiliated Computer Co.*                               1,100  $    32,725
    Sun Microsystems, Inc.*                               11,000      282,562
                                                                  -----------
                                                                  $   315,287
-----------------------------------------------------------------------------
  Business Services - 3.4%
    Accustaff, Inc.*                                      21,400  $   452,075
    Alco Standard Corp.                                    6,800      351,050
    DST Systems, Inc.                                      8,300      260,413
    Technology Solutions Co.*                              3,500      145,250
                                                                  -----------
                                                                  $ 1,208,788
-----------------------------------------------------------------------------
  Chemicals - 4.0%
    Air Products & Chemicals, Inc.                         8,900  $   615,212
    Praxair, Inc.                                         17,200      793,350
                                                                  -----------
                                                                  $ 1,408,562
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.2%
    Electronic Arts, Inc.*                                 8,700  $   260,456
    First Data Corp.                                       7,400      270,100
    Microsoft Corp.*                                       7,600      627,950
                                                                  -----------
                                                                  $ 1,158,506
-----------------------------------------------------------------------------
  Computer Software - Systems - 6.2%
    Adobe Systems, Inc.                                    6,000  $   224,250
    BMC Software, Inc.*                                    7,800      322,725
    Cadence Design Systems, Inc.*                          8,175      324,956
    Computer Associates International, Inc.                5,150      256,212
    Compuware Corp.*                                       2,100      105,263
    Oracle Systems Corp.*                                 15,500      647,125
    Sybase, Inc.*                                          5,300       88,444
    Synopsys, Inc.*                                        5,300      245,125
                                                                  -----------
                                                                  $ 2,214,100
-----------------------------------------------------------------------------
  Consumer Goods and Services - 10.1%
    Colgate-Palmolive Co.                                  6,500  $   599,625
    Estee Lauder Cos., "A"                                 3,700      188,237
    Gillette Co.                                           6,900      536,475
    Philip Morris Cos., Inc.                               7,500      844,688
    Procter & Gamble Co.                                   5,400      580,500
    Revlon, Inc., "A"*                                     5,500      164,312
    Sherwin-Williams Co.                                   6,100      341,600
    Tyco International Ltd.                                6,600      348,975
                                                                  -----------
                                                                  $ 3,604,412
-----------------------------------------------------------------------------
  Defense Electronics - 0.7%
    Loral Space & Communications Corp.*                   13,600  $   249,900
-----------------------------------------------------------------------------
  Electronics - 1.2%
    Analog Devices, Inc.*                                  4,700  $   159,212
    LSI Logic Corp.*                                       2,400       64,200
    Lattice Semiconductor Corp.*                           1,300       59,800
    Xilinx, Inc.*                                          4,300      158,294
                                                                  -----------
                                                                  $   441,506
-----------------------------------------------------------------------------
  Entertainment - 1.8%
    Clear Channel Communications, Inc.*                    1,700  $    61,413
    Jacor Communications, Inc.*                            8,600      235,425
    Showboat, Inc.                                         3,200       55,200
    Viacom, Inc., "B"*                                     8,700      303,412
                                                                  -----------
                                                                  $   655,450
-----------------------------------------------------------------------------
  Financial Institutions - 2.1%
    Advanta Corp., "B"                                     9,600  $   392,400
    Union Planters Corp.                                   9,218      359,483
                                                                  -----------
                                                                  $   751,883
-----------------------------------------------------------------------------
  Food and Beverage Products - 2.6%
    Earthgrains Co.                                        3,500  $   182,875
    McCormick & Co., Inc.                                  9,100      214,419
    PepsiCo, Inc.                                          6,300      184,275
    Tyson Foods, Inc., "A"                                10,000      342,500
                                                                  -----------
                                                                  $   924,069
-----------------------------------------------------------------------------
  Forest and Paper Products - 1.8%
    Kimberly-Clark Corp.                                   6,600  $   628,650
-----------------------------------------------------------------------------
  Insurance - 6.7%
    Allstate Corp.                                         6,600  $   381,975
    Amerin Corp.*                                          3,500       90,125
    CIGNA Corp.                                            4,000      546,500
    Chubb Corp.                                            4,100      220,375
    Conseco, Inc.                                          2,900      184,875
    Equitable of Iowa Cos.                                 3,700      169,737
    ITT Hartford Group, Inc.                               4,200  $   283,500
    Penncorp Financial Group, Inc.                        13,900      500,400
                                                                  -----------
                                                                  $ 2,377,487
-----------------------------------------------------------------------------
  Medical and Health Products - 2.9%
    Pfizer, Inc.                                           3,500  $   290,063
    Pharmacia & Upjohn, Inc.                               6,200      245,675
    Rhone-Poulenc Rorer, Inc.                              2,200      171,875
    Uromed Corp.*                                         12,400      120,900
    Ventritex, Inc.*                                       8,000      197,000
    Zoll Medical Corp.*                                    1,000       10,750
                                                                  -----------
                                                                  $ 1,036,263
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.3%
    Coventry Corp.*                                        3,700  $    34,283
    Pacificare Health Systems, Inc., "A"*                  4,400      357,500
    Pacificare Health Systems, Inc., "B"*                  1,100       93,775
    RISCORP, Inc., "A"*                                    1,900        6,887
    St. Jude Medical, Inc.*                               13,400      571,175
    United Healthcare Corp.                               10,700      481,500
                                                                  -----------
                                                                  $ 1,545,120
-----------------------------------------------------------------------------
  Oil Services - 0.6%
    Transocean Offshore, Inc.                              3,300  $   206,662
-----------------------------------------------------------------------------
  Oils - 2.0%
    Barrett Resources Corp.*                               4,500  $   191,813
    Mobil Corp.                                            3,000      366,750
    Newfield Exploration Co.*                              5,800      150,800
                                                                  -----------
                                                                  $   709,363
-----------------------------------------------------------------------------
  Railroads - 3.2%
    Burlington Northern-Santa Fe                           3,700  $   319,587
    Conrail, Inc.                                          2,254      224,555
    Wisconsin Central Transportation Corp.*               15,400      610,225
                                                                  -----------
                                                                  $ 1,154,367
-----------------------------------------------------------------------------
  Restaurants and Lodging - 3.4%
    HFS, Inc.*                                             9,800  $   585,550
    Host Marriott Corp.*                                  24,400      390,400
    MGM Grand, Inc.*                                       6,500      226,688
    Promus Hotel Corp.*                                      900       26,662
                                                                  -----------
                                                                  $ 1,229,300
-----------------------------------------------------------------------------
  Special Products and Services - 0.8%
    Stanley Works                                         11,100  $   299,700
-----------------------------------------------------------------------------
  Stores - 3.3%
    Ann Taylor Stores*                                     9,600  $   168,000
    CompUSA, Inc.*                                        12,500      257,813
    Gymboree Corp.*                                        8,100      185,287
    Hollywood Entertainment Corp.*                         1,400       25,900
    Home Depot, Inc.                                       4,000      200,500
    Lowe's Cos., Inc.                                      5,000      177,500
    Micro Warehouse, Inc.*                                 1,400       16,450
    Staples, Inc.*                                         8,300      149,919
                                                                  -----------
                                                                  $ 1,181,369
-----------------------------------------------------------------------------
 Supermarkets - 1.3%
    Safeway, Inc.*                                        10,700  $   457,425
-----------------------------------------------------------------------------
  Telecommunications - 2.8%
    Ascend Communications, Inc.*                             800  $    49,700
    Cabletron Systems, Inc.*                               5,000      166,250
    Cisco Systems, Inc.*                                   5,300      337,213
    Glenayre Technologies, Inc.*                           9,600      207,000
    Lucent Technologies, Inc.                              5,100      235,875
                                                                  -----------
                                                                  $   996,038
-----------------------------------------------------------------------------
  Utilities - Gas - 2.2%
    Coastal Corp.                                          8,500  $   415,437
    PanEnergy Corp.                                        8,400      378,000
                                                                  -----------
                                                                  $   793,437
-----------------------------------------------------------------------------
  Utilities - Telephone - 1.1%
    MCI Communications Corp.                              12,400  $   405,325
-----------------------------------------------------------------------------
Total U.S. Stocks                                                 $30,573,708
-----------------------------------------------------------------------------
Foreign Stocks - 8.6%
  Denmark - 0.2%
    ISS International Service System A/S, "B"
      (Business Services)                                  3,100  $    81,599
-----------------------------------------------------------------------------
  Finland - 0.7%
    Huhtamake Group (Conglomerates)                        4,500  $   209,252
    TT Tieto OY, "B" (Computer Software - Systems)           600       50,703
                                                                  -----------
                                                                  $   259,955
-----------------------------------------------------------------------------
  France - 0.4%
    Union Assurances Federale S.A. (Insurance)             1,200  $   148,091
-----------------------------------------------------------------------------
  Germany
    SAP AG (Computer Software - Systems)                     100  $    13,767
-----------------------------------------------------------------------------
  Greece - 0.3%
    Hellenic Telecommunication Organization
      S.A. (Telecommunications)                            5,000   $   85,510
-----------------------------------------------------------------------------
  Hong Kong - 1.9%
    Giordano International Ltd. (Apparel and Textiles)   142,000   $  121,169
    Wharf Holdings Ltd. (Real Estate
      Investment Trusts)                                  99,000      494,099
    Wing Hang Bank Ltd. (Banks and Credit Companies)      16,500       74,884
                                                                  -----------
                                                                  $   690,152
-----------------------------------------------------------------------------
  Italy - 0.5%
    Telecom Italia Mobile S.p.A. (Telecommunications)*   128,100  $   182,658
-----------------------------------------------------------------------------
  Philippines - 0.2%
    Pilipino Telegraph & Telephone Corp.
      (Telecommunications)                                79,500  $    67,352
-----------------------------------------------------------------------------
  South Korea - 0.4%
    Korea Mobile Telecommunications, ADR
      (Telecommunications)                                 9,952  $   128,132
-----------------------------------------------------------------------------
  Sweden - 1.8%
    Astra AB, Free Shares, "B" (Medical and
      Health Products)                                     8,800  $   424,827
    Enator AB (Computer Services)*                         3,560       91,155
    Nobel Biocare (Medical and Health Products)            6,700      117,975
                                                                  -----------
                                                                  $   633,957
-----------------------------------------------------------------------------
  United Kingdom - 2.2%
    British Petroleum PLC, ADR (Oils)                      2,908  $   411,118
    Jarvis Hotels PLC (Restaurants and Lodging)+          56,800      156,669
    Kwik-Fit Holdings PLC (Automotive)                    43,800      162,454
    Storehouse PLC (Stores)                                8,000       35,429
                                                                  -----------
                                                                  $   765,670
-----------------------------------------------------------------------------
Total Foreign Stocks                                              $ 3,056,843
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $31,691,287)                       $33,630,551
-----------------------------------------------------------------------------

Short-Term Obligation - 17.1%
-----------------------------------------------------------------------------
                                                Principal Amount
                                                   (000 Omitted)
-----------------------------------------------------------------------------
Student Loan Marketing Assn., due 1/02/96,
    at Amortized Cost                                     $6,100  $ 6,097,882
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $37,789,169)                  $39,728,433

Other Assets, Less Liabilities - (11.3)%                           (4,018,047)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                               $35,710,386
-----------------------------------------------------------------------------
*Non-income producing security.
+Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
December 31, 1996
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $37,789,169)           $39,728,433
  Cash                                                                12,608
  Receivable for Series shares sold                                  402,978
  Interest and dividends receivable                                   32,530
  Receivable from investment adviser                                  32,111
  Deferred organization expenses                                       6,556
  Other assets                                                           678
                                                                 -----------
      Total assets                                               $40,215,894
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                           $     3,555
  Payable for investments purchased                                4,463,028
  Payable to affiliate for management fee                              2,146
  Accrued expenses and other liabilities                              36,779
                                                                 -----------
      Total liabilities                                          $ 4,505,508
                                                                 -----------
Net assets                                                       $35,710,386
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $33,784,941
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   1,939,303
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (14,261)
  Accumulated undistributed net investment income                        403
                                                                 -----------
      Total                                                      $35,710,386
                                                                 ===========
Shares of beneficial interest outstanding                         2,719,712
                                                                  =========
Net asset value per share
  (net assets of $35,710,386 / 2,719,712 shares of beneficial
   interest outstanding)                                           $13.13
                                                                   ======
See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
Year Ended December 31, 1996
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $   124,226
    Interest                                                            58,384
    Foreign taxes withheld                                              (1,755)
                                                                   -----------
      Total investment income                                      $   180,855
                                                                   -----------
  Expenses -
    Management fee                                                 $    92,348
    Trustees' compensation                                               2,033
    Shareholder servicing agent fee                                      4,217
    Printing                                                            30,815
    Auditing fees                                                       29,156
    Registration fees                                                   11,131
    Custodian fee                                                        7,005
    Amortization of organization expenses                                1,842
    Legal fees                                                           1,138
    Miscellaneous                                                          969
                                                                   -----------
      Total expenses                                               $   180,654
    Fees paid indirectly                                                  (664)
    Reduction of expenses by investment adviser                        (56,859)
                                                                   -----------
      Net expenses                                                 $   123,131
                                                                   -----------
        Net investment income                                      $    57,724
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $   435,932
    Foreign currency transactions                                       (1,335)
                                                                   -----------
      Net realized gain on investments and foreign
        currency transactions                                      $   434,597
                                                                   -----------
  Change in unrealized appreciation -
    Investments                                                    $ 1,826,282
    Translation of assets and liabilities in foreign
      currencies                                                            38
                                                                   -----------
      Net unrealized gain on investments and foreign
        currency translation                                       $ 1,826,320
                                                                   -----------
        Net realized and unrealized gain on investments
          and foreign currency                                     $ 2,260,917
                                                                   -----------
          Increase in net assets from operations                   $ 2,318,641
                                                                   ===========
See notes to financial statements

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                 Year Ended         Period Ended
                                          December 31, 1996   December 31, 1995*
--------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                          $   57,724          $   6,749
  Net realized gain on investments and
    foreign currency transactions                   434,597             31,088
  Net unrealized gain on investments and
    foreign currency translation                  1,826,320            112,983
                                                -----------        -----------
      Increase in net assets from operations    $ 2,318,641        $   150,820
                                                -----------        -----------
Distributions declared to shareholders -
  From net investment income                    $   (55,987)       $    (6,583)
  From net realized gain on investments and
    foreign currency transactions                  (434,345)           (31,088)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    (15,595)              (418)
                                                -----------        -----------
      Total distributions declared to
        shareholders                            $  (505,927)       $   (38,089)
                                                -----------        -----------
Series share (principal) transactions -
  Net proceeds from sale of shares              $36,570,809        $ 2,485,755
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                   505,927             38,091
  Cost of shares reacquired                      (5,709,233)          (115,008)
                                                -----------        -----------
      Increase in net assets from Series
        share transactions                      $31,367,503        $ 2,408,838
                                                -----------        -----------
        Total increase in net assets            $33,180,217        $ 2,521,569
Net assets:
  At beginning of period                          2,530,169              8,600
                                                -----------        -----------
  At end of period (including accumulated
    undistributed net investment income of
    $403 and $0, respectively)                  $35,710,386        $ 2,530,169
                                                ===========        ===========
*For the period from the commencement of investment operations, July 26, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------
                                             Year Ended            Period Ended
                                      December 31, 1996      December 31, 1995*
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $10.89                 $10.00
                                                 ------                 ------
Income from investment operations# -
  Net investment income(S)                       $ 0.06                 $ 0.05
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                   2.37                   1.01
                                                 ------                 ------
      Total from investment operations           $ 2.43                 $ 1.06
                                                 ------                 ------
Less distributions declared to shareholders -
  From net investment income                     $(0.02)                 (0.03)
  From net realized gain on investments
    and foreign currency transactions             (0.16)                 (0.14)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  (0.01)                  --
                                                 ------                 ------
      Total distributions declared to
        shareholders                             $(0.19)                 (0.17)
                                                 ------                 ------
Net asset value - end of period                  $13.13                 $10.89
                                                 ======                 ======
Total return                                     22.33%                 10.62%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses                                        1.00%                  1.00%+
  Net investment income                           0.47%                  1.15%+
Portfolio turnover                                  56%                    28%
Average commission rate###                      $0.0295                   --
Net assets at end of period (000 omitted)       $35,710                 $2,530

  *For the period from the commencement of investment operations, July 26, 1995 to December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S)The adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:
   Net investment loss                             --                    (0.08)
   Ratios (to average net assets):
     Expenses                                     1.48%                  3.90%+
     Net investment loss                           --                  (1.73)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series, and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were 20 shareholders in the Series.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Series expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Series by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1996, $1,334 was reclassified from accumulated undistributed net investment income to accumulated net realized loss on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1996, accumulated net realized loss on investments and foreign currency transactions under book accounting was different from tax accounting due to temporary differences in accounting for wash sales.

(3) Transactions with Affiliates

Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.25% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $73,772, including $56,859 incurred in the current year.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $35,701,131 and $6,650,754, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $37,789,169
                                                                   ===========
Gross unrealized appreciation                                      $ 2,613,234
Gross unrealized depreciation                                         (673,970)
                                                                   -----------
    Net unrealized appreciation                                    $ 1,939,264
                                                                   ===========
(5) Shares of Beneficial Interest

The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                             Year Ended                        Period Ended
                                             December 31, 1996                 December 31, 1995*
                                             -------------------------------   -----------------------------
                                                    Shares            Amount        Shares           Amount
------------------------------------------------------------------------------------------------------------
Shares sold                                      2,923,453       $36,570,809       238,822       $2,485,755
Shares issued to shareholders in
  reinvestment of distributions                     38,386           505,927         3,521           38,091
Shares reacquired                                 (474,538)       (5,709,233)      (10,792)        (115,008)
                                                 ---------       -----------       -------       ----------
    Net increase                                 2,487,301       $31,367,503       231,551       $2,408,838
                                                 =========       ===========       =======       ==========

*For the period from the commencement of investment operations, July 26, 1995 to December 31, 1995.

(6) Line of Credit

The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1996 was $155.

(7) Restricted Security

The Series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1996, the Series owned the following restricted security (constituting 0.4% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The value of this security is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

Description           Date of Acquisition     Shares         Cost         Value
-------------------------------------------------------------------------------
Jarvis Hotels PLC      6/21/96 - 11/27/96     56,800     $150,129      $156,669
                                                                       ========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and
Shareholders of MFS Research Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from July 26, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997

                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                                    VFR-2/97 11M